AQR FUNDS

Supplement dated August 17, 2016 (“Supplement”)

to the Class I Shares and Class N Shares Summary Prospectus dated May 1, 2016

(“Summary Prospectus”) of the AQR Risk Parity Fund (the “Fund”)

This Supplement updates certain information contained in the Summary Prospectus. Please review this important information carefully. You may obtain copies of the Fund’s Prospectus and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.

Effective October 1, 2016, the AQR Risk Parity Fund is no longer closed to new investors. Accordingly, all references in the Summary Prospectus to the AQR Risk Parity Fund being closed to new investors are hereby deleted in their entirety from the Summary Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

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